Exhibit 99.2

The Company has historically presented store occupancy expenses, shipping expenses and shipping revenue within selling, general and administrative expenses ("SG&A"). Beginning in the first quarter 2016, the Company will present store occupancy expenses and shipping expenses within cost of goods sold and will present shipping revenue within net sales. A detailed disclosure of the changes will be included in our first quarter 2016 Form 10-Q. The tables below present the presentation changes to selected consolidated financial data.

Chico's FAS, Inc. and Subsidiaries
Fiscal 2015 Reconciliation of Reported to Adjusted Selected Consolidated Financial Data
(Unaudited)
(in thousands)

As Reported

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 2, 2015		August 1, 2015		October 31, 2015		January 30, 2016		January 30, 2016
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$693,339	100.0%	$680,351	100.0%	$641,219	100.0%	$627,400	100.0%	$2,642,309	100.0%
Cost of goods sold	297,569	42.9	314,383	46.2	290,737	45.3	308,863	49.2	1,211,552	45.9
Gross margin	395,770	57.1	365,968	53.8	350,482	54.7	318,537	50.8	1,430,757	54.1
Selling, general and administrative expenses	328,217	47.4	308,437	45.3	327,575	51.1	318,356	50.7	1,282,585	48.5
Subtotal	67,553	9.7	57,531	8.5	22,907	3.6	181	0.1	148,172	5.6

Adjustments

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 2, 2015		August 1, 2015		October 31, 2015		January 30, 2016		January 30, 2016
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales(1)	$4,427	—%	$5,475	—%	$4,214	—%	$4,210	—%	$18,326	—%
Store occupancy expense(2)	95,238	13.4	97,258	13.8	96,773	14.8	95,626	14.9	384,895	14.1
Shipping expense(3)	9,341	1.3	9,484	1.4	8,760	1.3	9,732	1.5	37,317	1.4
Cost of goods sold	104,579	14.7	106,742	15.2	105,533	16.1	105,358	16.4	422,212	15.5
Gross margin	(100,152)	(14.7)	(101,267)	(15.2)	(101,319)	(16.1)	(101,148)	(16.4)	(403,886)	(15.5)
Selling, general and administrative expenses	(100,152)	(14.6)	(101,267)	(15.1)	(101,319)	(16.0)	(101,148)	(16.3)	(403,886)	(15.5)
Subtotal	—	(0.1)	—	(0.1)	—	(0.1)	—	(0.1)	—	—

As Adjusted

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 2, 2015		August 1, 2015		October 31, 2015		January 30, 2016		January 30, 2016
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$697,766	100.0%	$685,826	100.0%	$645,433	100.0%	$631,610	100.0%	$2,660,635	100.0%
Cost of goods sold	402,148	57.6	421,125	61.4	396,270	61.4	414,221	65.6	1,633,764	61.4
Gross margin	295,618	42.4	264,701	38.6	249,163	38.6	217,389	34.4	1,026,871	38.6
Selling, general and administrative expenses	228,065	32.7	207,170	30.2	226,256	35.1	217,208	34.4	878,699	33.0
Subtotal	67,553	9.7	57,531	8.4	22,907	3.5	181	—	148,172	5.6

(1) Adjustments to net sales represent the correction of an immaterial error in the classification of shipping revenue, which was previously classified within SG&A.
(2) Adjustments to store occupancy expense represent the reclassification of store occupancy expenses, which were previously classified within SG&A.
(3) Adjustments to shipping expense represent a change in accounting policy to present shipping expenses within cost of goods sold, which were previously presented within SG&A.

Chico's FAS, Inc. and Subsidiaries
Fiscal 2014 Reconciliation of Reported to Adjusted Selected Consolidated Financial Data
(Unaudited)
(in thousands)

As Reported

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 3, 2014		August 2, 2014		November 1, 2014		January 31, 2015		January 31, 2015
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$681,605	100.0%	$671,130	100.0%	$665,569	100.0%	$656,907	100.0%	$2,675,211	100.0%
Cost of goods sold	298,714	43.8	319,658	47.6	301,776	45.3	328,741	50.0	1,248,889	46.7
Gross margin	382,891	56.2	351,472	52.4	363,793	54.7	328,166	50.0	1,426,322	53.3
Selling, general and administrative expenses	319,049	46.8	304,737	45.4	321,574	48.3	317,774	48.4	1,263,134	47.2
Subtotal	63,842	9.4	46,735	7.0	42,219	6.4	10,392	1.6	163,188	6.1

Presentation Adjustments

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 3, 2014		August 2, 2014		November 1, 2014		January 31, 2015		January 31, 2015
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales(1)	$4,026	—%	$5,465	—%	$4,515	—%	$4,712	—%	$18,718	—%
Store occupancy expense(2)	90,860	13.0	93,682	13.5	94,734	13.9	93,711	13.9	372,987	13.5
Shipping expense(3)	8,844	1.3	9,441	1.4	9,280	1.4	10,250	1.5	37,815	1.4
Cost of goods sold	99,704	14.3	103,123	14.9	104,014	15.3	103,961	15.4	410,802	14.9
Gross margin	(95,678)	(14.3)	(97,658)	(14.9)	(99,499)	(15.3)	(99,249)	(15.4)	(392,084)	(14.9)
Selling, general and administrative expenses	(95,678)	(14.2)	(97,658)	(14.8)	(99,499)	(15.2)	(99,249)	(15.4)	(392,084)	(14.9)
Subtotal	—	(0.1)	—	(0.1)	—	(0.1)	—	—	—	—

As Adjusted

	Thirteen Weeks Ended								Fifty-Two Weeks Ended
	May 3, 2014		August 2, 2014		November 1, 2014		January 31, 2015		January 31, 2015
	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales	Amount	% of Sales
Net Sales	$685,631	100.0%	$676,595	100.0%	$670,084	100.0%	$661,619	100.0%	$2,693,929	100.0%
Cost of goods sold	398,418	58.1	422,781	62.5	405,790	60.6	432,702	65.4	1,659,691	61.6
Gross margin	287,213	41.9	253,814	37.5	264,294	39.4	228,917	34.6	1,034,238	38.4
Selling, general and administrative expenses	223,371	32.6	207,079	30.6	222,075	33.1	218,525	33.0	871,050	32.3
Subtotal	63,842	9.3	46,735	6.9	42,219	6.3	10,392	1.6	163,188	6.1

(1) Adjustments to net sales represent the correction of an immaterial error in the classification of shipping revenue which was previously classified within SG&A.
(2) Adjustments to store occupancy expense represent the reclassification of store occupancy expenses which were previously classified within SG&A.
(3) Adjustments to shipping expense represent a change in accounting policy to present shipping expenses within cost of goods sold, which were previously presented within SG&A.

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